Exhibit 10.3

Wenzhao Lu

16 Evan Dr. Morganville, NJ 07751

April 20, 2017

EmeraldVest LLC

16192 Coastal Highway

Lewes, Delaware 19958

Re: Avalon GloboCare Corp.

Gentlemen:

The agreement will set forth the terms and conditions pursuant to which Wenzhao Lu (“Seller”) will sell to EmeraldVest LLC (“Purchaser”), a total of 5,000,000 shares (the “Shares”) of common stock of Avalon GloboCare Corp., a Delaware corporation (“AVCO”), as follows:

1.           Seller will sell to Purchaser, and Purchaser will purchase from Seller, the Shares for a purchase price of $2,500,000 or $0.50 per share. Payment shall be made contemporaneously with the execution of this Agreement by wire transfer of the purchase price in accordance with instruction from Seller.

2.           Seller represents that:

(a)          Seller owns the Shares free and clear of any liens or options, rights or other security or other interests in the Shares;

(b)          Seller has the right to sell the Shares to Purchaser, and neither the execution of this Agreement nor the sale of the Shares pursuant to this Agreement violates any agreements to which Seller is a party or any law to which Seller is subject.

3.           Seller makes no representation or warranty as to the business, financial condition or prospects of AVCO.

4.           Purchaser represents and warrants to Seller as follows:

(a)          Purchaser understands that the offer and sale of the Shares is being made only by means of this Agreement, and no representations or warranties are being made except as set forth in this Agreement.

(b)          Purchaser recognizes that the purchase of the Shares involves a high degree of risk including, but not limited to, the following: (a) AVCO has limited operating history and requires substantial funds to implement its business plan; (b) an investment in AVCO is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in AVCO; (c) Purchaser may not be able to liquidate its investment; (d) transferability of the Shares is extremely limited; (e) in the event of a disposition, Purchaser could sustain the loss of its entire investment; (f) AVCO has not paid any dividends since its inception and does not anticipate paying any dividends; and (g) AVCO may issue additional securities in the future which have rights and preferences that are senior to those of the Shares. Purchaser has carefully read the Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2017 (the "Annual Report") as well as all other filings made by the Company with the SEC, and the related risk factors (the “Risk Factors”), which are contained in the Reports. Purchaser has been given the opportunity to ask questions of, and receive answers from, AVCO concerning the Annual Report and the Risk Factors contained therein and to obtain such additional information, to the extent AVCO possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as Purchaser reasonably desires in order to evaluate the investment. Purchaser understands the Annual Report and the associated Risk Factors, and Purchaser has had the opportunity to discuss any questions regarding any of the disclosure in the Report and the associated Risk Factors with his counsel or other advisor. Notwithstanding the foregoing, the only information upon which Purchaser has relied is that set forth in the Report and the associated Risk Factors. Purchaser has received no representations or warranties from AVCO, its employees, agents or attorneys, in making this investment decision other than as set forth in the Annual Report and the associated Risk Factors.

EmeraldVest LLC

April 20, 2017

(c)          Purchaser represents that Purchaser is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and that Purchaser is able to bear the economic risk of an investment in the Shares.

(d)          Purchaser hereby acknowledges and represents that (i) Purchaser has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange nor on the NASDAQ, or Purchaser has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by AVCO both to Purchaser to evaluate the merits and risks of such an investment on Purchaser’s behalf; (ii) Purchaser recognizes the highly speculative nature of this investment; and (iii) Purchaser is able to bear the economic risk that Purchaser hereby assumes.

(e)          Purchaser acknowledges and agrees that none of the Shares have been registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state and provincial securities laws. Purchaser understands that Seller is an affiliate of AVCO and, for Rule 144 tacking purposes, a purchase from Seller is as if the Purchaser acquired the Shares directly from the Company.

(f)          Purchaser consents to the placement of a legend on any certificate or other document evidencing the Shares that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale. Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Shares. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(g)          Purchaser acknowledges and agrees that AVCO will refuse to register any transfer of the Shares not made pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state securities laws.

EmeraldVest LLC

April 20, 2017

(h)         Purchaser represents and warrants that no broker or finder was involved directly or indirectly in connection with the purchase of the Shares pursuant to this Agreement. Purchaser shall indemnify the Seller and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of Purchaser’s warranty contained in this Paragraph 3(h).

(i)          Purchaser is acquiring the Shares as principal for Purchaser’s own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares.

(j)          Purchaser is not an underwriter of, or dealer in, the common stock of AVCO, nor is Purchaser participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares.

(k)         Purchaser is not aware of any advertisement of any of the Shares.

(l)          No person has made to Purchaser any written or oral representations:

(i)          that any person will resell or repurchase any of the Shares;

(ii)         that any person will refund the purchase price of any of the Shares;

(iii)        as to the future price or value of any of the Shares; or

(iv)        outside of the trading on the OTC Markets, that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of AVCO on any stock exchange or automated dealer quotation system.

5.          The Agreement constitutes the entire agreement of the parties as to its subject matter, superseding any prior or contemporaneous agreements, understandings or letter of intent, and may not be amended nor may any right be waived except by an instrument which refers to this Agreement, states that it is an amendment or waiver and is signed by both parties in the case of an amendment or the party granting the waiver in the case of a waiver.

Please confirm your agreement with the foregoing by signing this Agreement and returning it to Seller.

Very truly yours,

/s/ Wenzhao Lu
Wenzhao Lu

AGREED TO this 20 day of April, 2017.

EmeraldVest LLC

By:/s/Yancen Lu
Name: Yancen Lu
Title: